Exhibit 10.1

RESIGNATION AND ASSIGNMENT AGREEMENT

This Resignation and Assignment Agreement (this “Agreement”) is entered into as of December 21, 2012, by and among Bank of America, N.A. (“Bank of America”), in its capacity as resigning Administrative Agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Existing Administrative Agent”), as resigning Collateral Agent for the Secured Parties under the Security Documents (as each such term is defined in the Credit Agreement) (in such capacity, the “Existing Collateral Agent”), as resigning Swingline Lender under the Credit Agreement (in such capacity, the “Existing Swingline Lender”) and as the existing Issuing Bank under the Credit Agreement (in such capacity, the “Existing Issuing Bank”), Deutsche Bank Trust Company Americas (“DBTCA”), in its capacity as Successor Administrative Agent (as defined below) under the Credit Agreement, Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), and each Subsidiary of the Borrower that is a Subsidiary Loan Party (as defined in the Credit Agreement) (the “Subsidiary Guarantors”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, Holdings, the Borrower, various lenders from time to time party thereto (the “Lenders”), the Existing Administrative Agent, Credit Suisse Securities (USA) LLC (“CSS”), as syndication agent, Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.) (“JPM”) and UBS Securities LLC (“UBS”), as documentation agents, Bank of America Securities LLC (“BAS”) and CSS, as joint lead arrangers, and BAS, CSS, DBSI, JPM and UBS, as joint bookrunners, are party to that certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (such Amended and Restated Credit Agreement, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 20, 2012, and as further amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, (i) pursuant to that certain resignation letter (re: “Resignation of Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender”), dated as of November 16, 2012 (the “Resignation Letter”), Bank of America has delivered notice of its resignation as the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swingline Lender and the Existing Issuing Bank, and (ii) DBTCA desires to be appointed as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”), the successor Collateral Agent (in such capacity, the “Successor Collateral Agent”), the successor Swingline Lender (in such capacity, the “Successor Swingline Lender”) and the successor primary Issuing Bank (in such capacity, the “Successor Issuing Bank”) under the Credit Agreement and the other Loan Documents; and

WHEREAS, pursuant to the Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 20, 2012, among Holdings, the Borrower, the Lenders listed on the signature pages thereto, the Existing Administrative Agent, DBTCA and DBSI (“Amendment No. 1”), the Required Lenders consented to (a) the appointment of DBTCA as the Successor Administrative Agent, the Successor Swingline Lender and the Successor Issuing Bank under the Credit Agreement and the other Loan Documents, (b) the amendment of Section

8.06(b) of the Credit Agreement to permit a retiring Administrative Agent to remain a party to the Credit Agreement as an Issuing Bank following the effectiveness of its resignation as Issuing Bank, and (c) the making of such technical amendments to the Credit Agreement and the other Loan Documents as may be required or advisable in the judgment of the Successor Administrative Agent to effectuate the purposes of this Agreement (the “Agency Transfer Amendments”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, Holdings, the Borrower, each Subsidiary Guarantor, the Existing Administrative Agent and the Successor Administrative Agent have entered into Amendment No. 2 to the Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents, dated as of December 21, 2012 (collectively, “Amendment No. 2”), in order to effectuate the Agency Transfer Amendments;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Appointment, Assignment, etc.

(a) As of the Effective Date (as defined below), DBTCA hereby (i) accepts appointment as the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Lender and the Successor Issuing Bank and (ii) replaces the Existing Issuing Bank as Issuing Bank (and becomes the Successor Issuing Bank, provided, that for the avoidance of doubt, the Existing Issuing Bank shall remain an “Issuing Bank” under the Credit Agreement) under the Credit Agreement as contemplated by Section 2.05(j) of the Credit Agreement. From and after the Effective Date, (1) DBTCA succeeds to all the rights, powers and duties of the Existing Administrative Agent, the Existing Collateral Agent and the Existing Swingline Lender, (2) all references in the Credit Agreement and the other Loan Documents to the term “Administrative Agent”, “Collateral Agent” and “Swingline Lender” shall mean DBTCA as the Successor Administrative Agent, the Successor Collateral Agent and the Successor Swingline Lender, respectively, (3) DBTCA succeeds to all the rights, powers and obligations of the Existing Issuing Bank under the Credit Agreement with respect to Letters of Credit to be issued after the Effective Date, (4) all references in the Credit Agreement and the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to DBTCA as the Successor Issuing Bank or to the Existing Issuing Bank, or to the Successor Issuing Bank, the Existing Issuing Bank, and any additional Issuing Banks which may be appointed from time to time, as the context shall require, (5) Bank of America is discharged from all of its duties and obligations as the Existing Administrative Agent, the Existing Collateral Agent and the Existing Swingline Lender under the Credit Agreement and the other Loan Documents, and (6) Bank of America shall remain (and has agreed to remain, notwithstanding anything to the contrary in the Resignation Letter) party to the Credit Agreement and continues to have all the rights and obligations of an Issuing Bank under the Credit Agreement with respect to Letters of Credit issued by it prior to the Effective Date but shall not be required to issue any new (or renew or extend any existing) Letters of Credit. Each of the parties hereto agrees to execute, at the Borrower’s sole cost and expense, all documents necessary or appropriate to evidence the appointment of DBTCA as the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Lender and the Successor Issuing Bank.

(b) The parties hereto hereby confirm that, from and after the Effective Date, notwithstanding anything herein or in the Credit Agreement to the contrary, (i) Sections 2.05(j), 8.03, 8.04, 8.07, 8.08, 9.05, and 9.23 of the Credit Agreement, to the extent they pertain to the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swingline Lender and/or the Existing Issuing Bank, shall survive the Existing Administrative Agent’s, the Existing Collateral Agent’s, the Existing Swingline Lender’s and the Existing Issuing Bank’s resignation, respectively, hereunder, and inure to the benefit of Bank of America, its subagents and its affiliates as to any actions taken or omitted to be taken while Bank of America acted as Administrative Agent, Collateral Agent, Swingline Lender or Issuing Bank, as the case may be, under the Loan Documents and (ii) the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Lender and the Successor Issuing Bank shall be entitled to all of the protections of the “Administrative Agent”, the “Collateral Agent”, the “Swingline Lender” and the “Issuing Bank” set forth in the Credit Agreement and the other Loan Documents for acting as the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Lender or the Successor Issuing Bank, as the case may be. In addition, and notwithstanding anything to the contrary contained in the Credit Agreement and the other Loan Documents, the parties hereto (and the Lenders by their acceptance and authorization of this Agreement pursuant to the Amendment No. 1) hereby (x) acknowledge and ratify the resignation of the Existing Administrative Agent, the Existing Collateral Agent and the Existing Swingline Lender and (y) acknowledge and agree that the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Lender and the Successor Issuing Bank shall not be liable for (A) any actions taken or omitted to be taken by Bank of America (1) while it was the Administrative Agent, the Collateral Agent, the Swingline Lender or the Issuing Bank or (2) pursuant to this Agreement or (B) any actions taken or omitted to be taken, or any determinations made, by the Successor Administrative Agent or the Successor Collateral Agent based upon the information provided by the Existing Administrative Agent or the Existing Collateral Agent with respect to any period ending prior to the Effective Date, including information in the Register maintained by the Existing Administrative Agent.

(c) As of the Effective Date, the Existing Collateral Agent hereby assigns (without recourse, representation or warranty of any kind) to DBTCA, as the Successor Collateral Agent, (x) all Liens and security interests under the Credit Agreement, the Security Documents and the other Loan Documents other than the Foreign Security Documents described on Part I of Schedule 1 hereto (collectively, the “Assigned Loan Documents”) and (y) all of its rights, titles and interests as secured party or lien holder under or in connection with any and all Assigned Loan Documents and Uniform Commercial Code financing statements (or other financing statements) filed by the Existing Collateral Agent on behalf of itself and/or the Secured Parties in its capacity as Existing Collateral Agent in connection with the Credit Agreement and the other Loan Documents, including, without limitation, all Liens with respect to Intellectual Property (as defined in the Guarantee and Collateral Agreement) filed with the United States Patent and Trademark Office and the United States Copyright Office, and DBTCA, as the Successor Collateral Agent, hereby assumes all such Liens and security interests, for its benefit and for the benefit of the other Secured Parties, and all such rights, titles and interests as secured party or lien holder under or in connection with the Assigned Loan Documents and such financing statements. All of such Liens and security interests shall in all respects be continuing and in effect following execution and delivery of this Agreement and are hereby ratified and reaffirmed by the Loan Parties. Without limiting the generality of the foregoing, any and all references to Bank of America on any publicly filed document, to the extent such filing relates to Liens and security interests assigned to the Successor Collateral Agent hereby and until such filing is modified to reflect the interest of DBTCA, as Successor Collateral Agent, shall, with respect to such Liens and security interests, constitute a reference to “Bank of America” as the nominee and collateral representative of DBTCA, as Successor Collateral Agent. On and after the Effective Date, any possessory Collateral still held by the Existing Collateral Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Collateral Agent as agent and bailee for the Successor Collateral Agent for the benefit of the Secured Parties until such time as such possessory collateral has been delivered to the Successor Collateral Agent. Holdings, the Borrower, the other Loan Parties and Bank of America agree that the Successor Administrative Agent is authorized as it may deem necessary or appropriate to (a) file initial financing statements, “in lieu of” financing statements, assignments of financing statements, financing change statements, amended financing statements, debentures, charges or other filings, to make any and all filings with the United States Patent and Trademark Office or the United States Copyright Office, and to make any amendment, assignment or other filing with respect to any real property covered by any mortgages or other real property Lien filings, in each instance covering any of the collateral described in any Assigned Loan Document or any other agreement, instrument or document delivered or entered into under or in connection therewith or furnished pursuant thereto and (b) appoint one local counsel in each relevant jurisdiction in order to effectuate the intent and purposes of this Agreement and Section 5.11 of the Credit Agreement.

2. Further Assurances.

(a) Without limiting its obligations in any way under any of the Loan Documents, each Loan Party reaffirms and acknowledges its obligations to DBTCA as the Successor Administrative Agent and the Successor Collateral Agent with respect to the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document after the Effective Date and any other actions taken after the Effective Date or to be taken after the Effective Date shall be to the reasonable satisfaction of the Successor Administrative Agent and the Successor Collateral Agent.

(b) Each Loan Party agrees that, on or following the Effective Date, it shall, at its own expense, promptly (or on such later date as may be determined by the Successor Administrative Agent in its sole discretion) upon request of the Successor Administrative Agent (i) execute and deliver to the Successor Administrative Agent and the Successor Collateral Agent (x) any assignments of all Intellectual Property (as defined in the Guarantee and Collateral Agreement) (in form and substance reasonably satisfactory to the Successor Collateral Agent) duly executed by the applicable Loan Party and (y) such other documents and certificates as the Successor Administrative Agent and the Successor Collateral Agent may reasonably request and (ii) take any and all actions as the Successor Administrative Agent or the Successor Collateral Agent may reasonably request, in each case of the actions referred to in preceding clauses (i) and (ii), to evidence the assignment of the Liens on the Collateral or to otherwise effectuate the intent and purposes of this Agreement and Section 5.11 of the Credit Agreement.

(c) Each of the Existing Administrative Agent and the Existing Collateral Agent agrees that, on or following the Effective Date, it shall promptly (i) furnish, at the Borrower’s sole cost and expense, additional releases, termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Administrative Agent in order to effect and evidence more fully the matters covered hereby and (ii) deliver to the Successor Collateral Agent all original stock certificates, instruments, promissory notes and other property of Holdings, the Borrower or any of their respective Subsidiaries held by the Existing Collateral Agent at such time to the extent such relate to any of the Loan Documents. The Existing Administrative Agent and the Existing Collateral Agent authorize the Loan Parties, the Successor Administrative Agent and the Successor Collateral Agent (and their respective counsel) to prepare and file such UCC financing statements and amendments under the Uniform Commercial Code in the offices and jurisdictions that the Successor Administrative Agent deems necessary or appropriate to effectuate the intent and purposes of this Agreement.

(d) The Borrowers shall reimburse the Existing Administrative Agent and the Existing Collateral Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Administrative Agent and the Existing Collateral Agent after the Effective Date in connection with any actions taken pursuant to this Agreement.

3. Representations and Warranties of Bank of America and DBTCA.

(a) Bank of America hereby represents and warrants that it has the power and has been duly authorized by all requisite action to enter into and has duly executed and delivered this Agreement.

(b) DBTCA hereby represents and warrants that it has the power and has been duly authorized by all requisite action to enter into and has duly executed and delivered this Agreement.

4. Representations and Warranties of each Loan Party. Each Loan Party hereby represents and warrants that:

(a) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(b) such Loan Party has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party;

(c) this Agreement has been duly executed by such Loan Party and the other documents and agreements executed and delivered in connection herewith to which any Loan Party is a party have been duly executed and delivered by such Loan Party, as applicable;

(d) this Agreement is the legal, valid and binding obligation of such Loan Party and the other documents and agreements executed or delivered in connection herewith to which such Loan Party is a party are the legal, valid and binding obligations of such Loan Party, in each case, enforceable against such Loan Party in accordance with its respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and subject to general equitable principles which may limit the right to obtain equitable remedies;

(e) the execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection therewith do not and will not (i) violate any law, rule, regulation or court order to which such Loan Party is subject or (ii) conflict with or result in a breach of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents) of such Loan Party or any other agreement or instrument to which it is party or by which the properties of such Loan Party is bound;

(f) to the Borrower’s knowledge, after conducting a commercially reasonable inquiry regarding the accuracy of Schedule 3, Schedule 3 contains a complete list of all possessory Collateral delivered to the Existing Collateral Agent; and

(g) all security interests created in favor of the Existing Collateral Agent for the benefit of the secured parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.

5. Conditions Precedent to Effectiveness. The obligations of the parties hereto set forth in Sections 1 and 2 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied (which may be satisfied concurrently with the Effective Date):

(a) each of the parties hereto shall have executed and delivered this Agreement;

(b) each of the parties hereto shall have executed and delivered the transfer and assignment agreements relating to the Foreign Security Documents listed on Part II of Schedule 1 hereto;

(c) DBTCA shall have confirmed in writing that, to its knowledge, it has received from Bank of America all documentation described on Schedule 2 hereto;

(d) DBTCA shall have confirmed in writing that it has received the items set forth on Schedule 3 hereto (other than the certificate issued by BreakFive, LLC), to the extent constituting possessory Collateral;

(e) Bank of America shall have received from the Borrower payment in immediately available funds of all reasonable costs and expenses, and all fees and other amounts due and payable to it as the Existing Administrative Agent through the Effective Date in accordance with the terms of the Loan Documents and this Agreement (including reasonable fees and expenses of counsel);

(f) the Borrower shall have reimbursed the Successor Administrative Agent for all reasonable fees, costs and out-of-pocket expenses incurred by it in connection with the preparation, execution and delivery of Amendment No. 1, Amendment No. 2 and this Agreement (including reasonable attorneys’ fees);

(g) all Swingline Loans outstanding on the Effective Date (if any) shall have been repaid in full, together with all accrued but unpaid interest thereon; and

(h) DBTCA shall have received a copy of Amendment No. 2, duly executed by the Loan Parties, the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swingline Lender and the Existing Issuing Bank, and the Amendment No. 2 Effective Date (as defined in the Amendment No. 2) shall have occurred.

6. Waiver of Agency Fee. Bank of America hereby waives any right to receive any additional administrative fee on and after the Effective Date otherwise due to it under the Fee Letter, dated April 9, 2010, by and among Holdings, the Borrower and Bank of America, and each Loan Party shall no longer be obligated to pay such administrative fee to Bank of America on and after the Effective Date.

7. Bank of America as Issuing Bank.

(a) The Borrower hereby agrees that it will cooperate with Bank of America (in its capacity as an Issuing Bank) and DBTCA (in its capacities as Successor Issuing Bank and Successor Administrative Agent) to terminate or replace all of the Letters of Credit issued by Bank of America pursuant to the Credit Agreement which remain outstanding as of the Effective Date (the “Continuing Letters of Credit”) as promptly as practicable, and in any event within 90 days of the Effective Date; provided that the failure to terminate or replace the Continuing Letters of Credit by such date after the Borrower’s commercially reasonably efforts to perform its obligations under this Section 7(a) shall not constitute an Event of Default.

(b) Each of Bank of America (in its capacity as an Issuing Bank), the Borrower and the Successor Administrative Agent hereby acknowledges and agrees that, upon the termination or replacement of all of the Continuing Letters of Credit, Bank of America shall immediately and automatically cease to be an Issuing Bank under the Credit Agreement.

8. Release of Claims. The Borrower and each other Loan Party hereby releases any and all claims against the Existing Administrative Agent, the Existing Collateral Agent and the Existing Swingline Lender, and their respective subagents and affiliates, arising out of, in any way connected with, or as a result of (i) any of their respective performances of their respective duties under the Credit Agreement and the other Loan Documents, and (ii) the resignation of the Existing Administrative Agent, the Existing Collateral Agent and the Existing Swingline Lender as Administrative Agent, Collateral Agent and Swingline Lender, respectively, under the Credit Agreement and the other Loan Documents.

9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swingline Lender, the Existing Issuing Bank and the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Bank and the Successor Issuing Bank and shall be binding upon the successors and assigns of the Borrower and the other Loan Parties.

10. Counterparts. This Agreement may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Agreement by facsimile or Adobe “.pdf” file and such facsimile or Adobe “.pdf” file signatures shall be deemed to be the same as original signatures.

12. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14. Interpretation. This Agreement is a “Loan Document” for the purposes of the Credit Agreement.

16. Submission to Jurisdiction and Waivers of Jury Trial. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS OF SECTIONS 9.13 AND 9.17 OF THE CREDIT AGREEMENT.

17. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

BANK OF AMERICA, N.A,
as Existing Administrative Agent, Existing Collateral Agent, Existing Swingline Lender, Existing Issuing Bank and Lender

By:	/s/ Frank Byrne
Name: Frank Byrne
Title: Vice President

Signature page to Affinion Resignation & Assignment Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Successor Administrative Agent, Successor Collateral Agent, Successor Issuing Bank and Successor Swingline Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

Signature page to Affinion Resignation & Assignment Agreement

Acknowledged and accepted as of the date first written above:

AFFINION GROUP, INC.,
as Borrower

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Chief Executive Officer

AFFINION GROUP HOLDINGS, INC., as Holdings

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Chief Executive Officer

Signature page to Affinion Resignation & Assignment Agreement

AFFINION BENEFITS GROUP, LLC

AFFINION BRAZIL HOLDINGS I, LLC

AFFINION BRAZIL HOLDINGS II, LLC

AFFINON DATA SERVICES, INC.

AFFINION GROUP, LLC

AFFINION LOYALTY ACQUISITION, LLC

AFFINION LOYALTY GROUP, INC.

AFFINION PUBLISHING, LLC

BREAKFIVE, LLC

CARDWELL AGENCY, INC.

CCAA, CORPORATION

CONNEXIONS LOYALTY TRAVEL SOLUTIONS LLC

GLOBAL PROTECTION SOLUTIONS, LLC

INTERNATIONAL TRAVEL FULFILLMENT LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

LOYALTY TRAVEL AGENCY LLC

PROSPECTIV DIRECT, INC.

TRAVELERS ADVANTAGE SERVICES, INC.

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES, INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Executive Vice President

CUC ASIA HOLDINGS, by its partners

By: Trilegiant Retail Services, Inc.
By: Trilegiant Corporation

	By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Executive Vice President

Signature page to Affinion Resignation & Assignment Agreement

Schedule 1

Part I: Foreign Security Documents

(a) English law Amendment Deed, dated April 15, 2010, by and among Affinion Group, Inc., Credit Suisse AG, Cayman Islands Branch, as administrative agent and security agent, and Bank of America, N.A., as new administrative agent and security agent;

(b) English law Deed of Charge over Shares, dated April 15, 2010, by and among Affinion Group, Inc. and Bank of America, N.A., as administrative agent and security agent;

(c) English law Deed of Charge over Shares dated February 14, 2011, by and among Bank of America, N.A., as administrative agent, and Webloyalty.com, Inc.;

(d) Quota Pledge Agreement dated as of October 27, 2011, by and among Bank of America, N.A., as collateral agent, Affinion Brazil Holdings I, LLC, Affinion International Serviços de Fidelidade e Corretora de Securos LTDA and Affinion Brazil Holdings II, LLC; and

(e) Dutch law pledge of memberships and related rights dated June 13, 2012, between Webloyalty.com, Inc., Webloyalty Holdings, Inc., Webloyalty Holdings Coöperatief U.A., Affinion Group, Inc. and Bank of America, N.A., as collateral agent, entered into in connection with the Credit Agreement, securing Memberships and Related Rights.

Part II: Transfer and Assignment Documents

(a) Dutch law deed of transfer of contract and pledge, dated as of December 21, 2012, by and among Webloyalty.com Inc., Webloyalty Holdings, Inc., Bank of America, N.A., as existing collateral agent, Deutsche Bank Trust Company Americas, as new administrative agent and collateral agent, Webloyalty Holdings Coöperatief U.A. and the Borrower;

(b) First Amendment to the Quota Pledge Agreement, dated as of December 21, 2012, by and among Bank of America, N.A., as existing administrative agent and collateral agent, Deutsche Bank Trust Company Americas, as new administrative agent and collateral agent, Affinion Brazil Holdings I, LLC, Affinion International Serviços de Fidelidade e Corretora de Securos LTDA and Affinion Brazil Holdings II, LLC;

(c) English law Administrative Agency Deed, dated December 21, 2012, by and among Webloyalty.com, Inc., Bank of America, N.A., as existing administrative agent and security agent, and Deutsche Bank Trust Company Americas, as new administrative agent and security agent; and

(d) English law Administrative agency Deed, dated December 21, 2012, by and among Affinion Group, Inc., Bank of America, N.A., as existing administrative agent and security agent, and Deutsche Bank Trust Company Americas, as new administrative agent and security agent.

Signature page to Affinion Resignation & Assignment Agreement

Schedule 2

Administrative Loan Documentation

(a) copies of the Loan Documents existing as of the Effective Date, together with all amendments and supplements thereto;

(b) a list of all of the Lenders and their respective Loans and Commitments as of the close of business on the Effective Date; and

(c) (i) copies of all of the Existing Administrative Agent’s books and records concerning the Commitments and Loans (including, without limitation, all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents), (ii) such other information and data as shall be reasonably necessary for the Successor Administrative Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents and (iii) copies of all administrative documentation with respect to the Credit Agreement and the Lenders as DBTCA shall reasonably request (including, but not limited to, tax forms of the Lenders).

Schedule 3

DESCRIPTION OF POSSESSORY COLLATERAL

Pledged Stock/LLC and Partnership Interests:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares
Affinion Benefits Group, LLC	Long Term Preferred Care, Inc.	Tennessee	Common Stock	4	100%	1,000

Affinion Group, Inc.	Affinion International Holdings Limited	United Kingdom	Ordinary Shares	11	65%	6,500,000

Affinion Group, LLC	Affinion Benefits Group, LLC	Delaware	Membership Unit	—	100%	—

Affinion Group, LLC	Affinion Data Services, Inc.	Delaware	Common Stock	4	100%	100

Affinion Group, Inc.	Affinion Group, LLC	Delaware	Membership Unit	3	100%	10

Affinion Group, LLC	Affinion Loyalty Group, Inc.	Delaware	Common Stock	5	100%	1,000

Affinion Group, LLC	Cardwell Agency, Inc.	Virginia	Common Stock	6	100%	200

Affinion Group, LLC	Trilegiant Corporation	Delaware	Common Stock	3	100%	100

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares
Trilegiant Corporation	CCAA, Corporation	Delaware	Common Stock	1	100%	100

Trilegiant Corporation	Consumer Alliance Group, Inc.	Canada	Common Stock	C-6	65%	65

Trilegiant Corporation	Global Protection Solutions, LLC (f/k/a Global Privacy Solutions, LLC)	Delaware	Membership Unit	*	100%	*

Trilegiant Corporation	Travelers Advantage Services, Inc.	Delaware	Common Stock	3	100%	100

Trilegiant Corporation	Trilegiant Auto Services, Inc.	Wyoming	Common Stock	3	100%	3,000

Trilegiant Corporation	Trilegiant Insurance Services, Inc.	Delaware	Common Stock	4	100%	100

Trilegiant Corporation	Trilegiant Retail Services, Inc.	Delaware	Common Stock	4	100%	1,000

Trilegiant Corporation	Watchguard Registration Services, Inc.	Indiana	Common Stock	3	100%	10

Affinion Group, LLC	Webloyalty Holdings, Inc.	Delaware	Common Stock	1002	100%	1,000

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares
Affinion Group, Inc.	Prospectiv Direct, Inc.	Delaware	Common Stock	1	100%	100

Affinion Group, LLC	BreakFive, LLC	Delaware	Membership Unit	*	100%	*

Pledged Notes:

Grantor	Issuer	Payee	Principal Amount

Pledged Debt Securities:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Payee	Principal Amount
Affinion Group, Inc.	Affinion International Travel Limited	United Kingdom	Affinion Group, Inc.	£4,356,000

Affinion Group, Inc.	Affinion International Travel Limited	United Kingdom	Affinion Group, Inc.	£4,700,000

Affinion Group, Inc.	Affinion International Travel Limited	United Kingdom	Affinion Group, Inc.	$12,000,000

Affinion Group, Inc.	Bassae Holding BV	United Kingdom	Affinion Group, Inc.	€18,700,000

Affinion Loyalty Group, Inc.	Affinion Loyalty Acquisition, LLC	Delaware	Affinion Loyalty Group, Inc.	$100,000,000